EXHIBIT 10.4

                                AGREEMENT

          THIS AGREEMENT made and entered into this 13th day of August, 1998, by and between INTERWEST TRANSFER CO., INC., hereinafter referred to as the "Agent", and Netvoice Technologies, hereinafter referred to as the "Company".

     1. Agent shall be and is hereby appointed transfer agent, warrant agent and registrar for the common stock of the Company.

     2. The Secretary of the Company will file with the Agent before Agent begins to act as transfer agent:

     A.   A copy of the Articles of Incorporation of the Company.

     B. Specimens of all forms of outstanding certificates of shares of the Company in the form approved by the Board of Directors.

     C. A list of all outstanding securities together with a statement that future transfers may be made without restriction on all securities except as noted by the secretary and except shares subject to a restriction noted on the face of said shares and in the corporate stock records.

     D. A list of all shareholders considered "insiders" or "control" persons as defined in the Securities Act of 1933, 1934, and other acts of congress and rules and regulations of the United States Securities and Exchange Commission, or any State Securities Division, when applicable.

     E. The names and specimen signatures of all officers who are and have been authorized to sign certificates for shares on behalf of the Company and the names and addresses of any other transfer agents or registrars of shares of the Company.

     F. A copy of the resolution of the Board of Directors of the Company authorizing the execution of the Agreement and approving the terms and conditions hereof, certified by the secretary of the Company.

     G. In the event of any future amendment or change in respect to any of the foregoing, prompt written notifications of such change, together with copies of all relevant resolutions, instruments or other documents, specimen signatures, certificates, opinions or the like, as the agent may deem necessary or appropriate.

     3. The company hereby authorizes Agent to purchase stock certificates as needed to perform regular transfer duties; such costs being paid immediately upon notice of such purchase.

     4. Transfer of shares shall be made and effected by Agent, and shall be registered and new certificates issued upon surrender of the old certificates, in a form deemed by Agent properly endorsed for transfer, with all necessary endorser's signatures guaranteed in such form and manner as Agent requires by a guarantor reasonably believed by Agent to be responsible, accompanied by such assurances as Agent shall deem necessary or appropriate to evidence the genuiness and effectiveness of such necessary endorsement, and satisfactory evidence of compliance with all applicable laws relating to collection of taxes, if any. That all transfer of shares and issuance of certificates shall be at a fee chargeable by Agent at his discretion. Such fee to be paid by such person, persons, firms or corporations requesting such transfer, in advance.

     5. In registering transfers, Agent may rely upon the Uniform commercial Code, Section 17 of the Securities Code as set forth by the Securities and Exchange Commission, or any other statute with in the opinion of counsel protects Agent and Company for purposes of inquiry, or in refusing registration wherein an adverse claim may require such refusal. Issuer agrees to hold the Agent harmless from any liability resulting from instructions issued to said Agent by Issuer.

     6. Agent shall maintain customary records in connection with its agency, all of which shall be available for examination and inspection by the Company at all reasonable times.

     7. The Company will pay a one-time set up fee. An annual fee will be charged to maintain computerized records of the Company in an orderly and accurate manner (see attached fee schedule), and enable Interwest Transfer Co., Inc., to act as transfer agent or registrar, or both.

     8.   The Company may remove Agent at any time by giving forty-five
(45) days written notice in the form of a resolution from the Board of Directors of the Company. Upon receipt of such proper notice, a termination fee (see attached fee schedule) and any other bills, Agent shall deliver to its successor, or the company, its records as Agent.

     9. Agent shall not be liable for any error of judgement or for any act done or step taken or omitted by it in good faith, except its own willful misconduct. Company does hereby agrees to indemnify and hold harmless Agent, and each and all of its officers, directors, employees, and agents from and against any loss, damage or expense which may arise directly or indirectly from any actions, suits, threats of suit, or claims of any kind or nature, other than any such resulting from the willful misconduct of agent.

     10. Company agrees to reimburse Agent for any and all expenses resulting from the serving upon agent of a subpoena by a Federal or State Agency or a request from one of said agencies, requiring or requesting that agent produce information or documents to said agency. Said expenses shall include but not be limited to travel expenses, copying charges, computer time, employee times, etc.

     11. Company agrees to pay all amounts due to agent under this contract within 30 days of billing. Company specifically agrees that Agent shall have a lien against all Company records to secure any amounts owning to agent. In addition, Company specifically agrees that Agent may, at its option, refuse to make any transfers of Company's securities until past due accounts have been paid.

     12. This agreement may not be assigned by Agent without express prior written consent of the Company.

AGREED AND ENTERED INTO the day and year first written above.

                                        INTERWEST TRANSFER CO., INC.


                                   BY: /s/
                                   ------------------------------------

                                   Netvoice Technologies, Inc.
                                   ------------------------------------
                                                                COMPANY

                                   BY: /s/
                                   ------------------------------------

             CERTIFICATE OF PASSAGE OR RESOLUTION APPOINTING
                             TRANSFER AGENT

RESOLVED: That Interwest Transfer Co., Inc., a corporation organized and existing under and by virtue of the laws of the State of Utah, with offices at 1981 East 4800 South, STE 100, Salt Lake City, Utah, be and is hereby appointed transfer agent of this Corporation, and that all accredited officers of said Interwest Transfer Co., Inc., each of them is hereby authorized, designated and accepted to act for and on behalf of this Corporation as Vice President and Assistant Secretary with power only to sign stock certificates in either capacity; and be it further

RESOLVED: That this Corporation hereby does relieve the said transfer agent and its offices and representatives of all liability for all acts and things done and performed by said transfer agent and its officers and agents under orders of any officer or agent and/or representative of this Corporation, and hereby does assume full responsibility for all such acts and things done; and be it further

RESOLVED: That said transfer agent be, and is hereby authorized to us its own judgment in matters affecting its duties as such agent; and in its discretion to apply to and to act upon instructions of its own counsel or of the counsel of this Corporation in respect to any question arising in connection with such agency, all legal fees to be at the expense of this Corporation, and said transfer agent is hereby relieved of any responsibility to this Corporation, and indemnified by this Corporation as to any responsibility to third persons, for action taken in accordance with advice of such counsel or its own judgment. Remaining liable only for its own willful default or misconduct; and be it further

RESOLVED, That this corporation shall, and hereby does, indemnify, protect and hold said transfer agent harmless for any act, omission, delay, or refusal made by it in reliance upon any stock certificate or other instrument issued by their Corporation believed by said agent in good faith to be valid, genuine and sufficient, and in effecting any transfer believed by it in good faith to be duly authorized, said transfer to retain liability in such respects only for its own willful misconduct; and be it further

RESOLVED, That said transfer agent shall be without liability to this Corporation, and is hereby indemnified from any liability to third party from said agent's refusal to perform any act in connection with this agency where, in reliance upon opinion of its counsel, said agent in good faith believes that such act may subject it or its officers or employees to criminal liability or injunctive sanctions under any law of any state or of the United States and, under the Securities Act of 1933.

STATE OF Nevada
        ----------------------
COUNTY OF Carson
         ---------------------

     Bill Yotty, being duly sworn deposes and says that Jim Chambas is Secretary of Netvoice Technologies, Inc, a corporation organized and existing under the laws of the State of Nevada, and having its principal place of business in Dallas, TX at 13747 Montfort Drive, that Ron Vance - Counsel has custody of the books of said corporation, and that the foregoing is a full, true and correct copy of the Resolution adopted at a meeting of the board of Directors of said corporation held on the 13th day of August 1998, at Netvoice Technologies, Inc. - Dallas

WITNESS MY HAND AND SEAL OF THE CORPORATION THIS 28 DAY OF AUGUST, 1998.

                                        /s/
                                        -----------------------------
                                                            SECRETARY

Subscribed and sworn to before me this 28 day of August, 1998.

                                        /s/ JOHN J. SAMARIN
                                        -----------------------------
                                                  NOTARY PUBLIC

     JOHN J. SAMARIN
      COMM. #1175816
 NOTARY PUBLIC-CALIFORNIA
     FRESNO COUNTY
My Comm. Exp. April 3, 2002

                       COMPANY INFORMATION LISTING

CURRENT NAME, ADDRESS & PHONE FOR COMPANY:

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OFFICERS:

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DIRECTORS:

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LEGAL COUNSEL REPRESENTING CORPORATION - (INCLUDE ADDRESS)

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NAMES OF PERSONS AUTHORIZED TO RECEIVE COMPANY REPORTS:

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QUARTER END & YEAR END DATES IN WHICH YOU REQUIRED REPORTS:

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                                        /s/
                                        ---------------------------------
                                        PRESIDENT

                                        /s/
                                        ---------------------------------
                                        SECRETARY/TREASURER